Exhibit 3.71

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Veolia ES Greentree Landfill, LLC

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	Limited filed on December 27, 2000

2	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on December 27, 2000

3	CHANGE OF REGISTERED OFFICE - Domestic filed on March 26, 2001

4	LIMITED LIABILITY AMENDMENT filed on December 2, 2002

5	LIMITED LIABILITY AMENDMENT filed on June 9, 2006

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Microfilm Number 200096-965 Filed with the Department of State on DEC 27 2000

Entity Number 2980061

Secretary of the Commonwealth

CERTIFICATE OF ORGANIZATION-DOMESTIC LIMITED LIABILITY COMPANY D8CB:15-8813 (Rev95)

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned, desiring to organize a limited liability company, hereby state(s) that:

1. The name of the limited liability company is: Superior Greentree Landfill, LLC

2. The (a) address of this limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) 319 Market Street               Harrisburg          PA        17101

Number and Street    City        State     Zip         County

(b) c/o Corporation Service Company                Dauphin

Name of Commercial Registered Office Provider           County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited liability company is located for venue and official publication purposes.

3. The name and address, including street and number, if any, of each organizer are:

NAME	ADDRESS

Melissa Wild Superior Services, Inc.

One Honey Creek Corporate Center

125 South 24th Street, Suite 200

Milwaukee, WI 53214

6. The specified effective date, if any is: December 31, 2000, 12:01 a.m.

month day year hour, if any

8. For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 22nd, day of December, 2000.

MELISSA WILD (Signature)

(Signature)

(Signature)

Microfilm Number 200102-1158	Filed with the Department of State on DEC 27 2000

Entity Number 2980061

Secretary of the Commonwealth

CERTIFICATE OF MERGER OR CONSOLIDATION-LIMITED LIABILITY COMPANY

DSCB:15-8958 (Rev95)

In compliance with the requirements of 15 Pa.C.S. § 8958 (relating to certificate of merger or consolidation), the undersigned limited liability company(s), desiring to effect a merger or consolidation, hereby state that:

1. The none of the limited liability company surviving the merger or consolidation is: Superior Greentree Landfill, LLC

2 (Check and complete one of the following):

    x     The surviving limited liability company is a domestic limited liability company and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 319 Market Street               Harrisburg          PA        17101

Number and Street    City        State     Zip         County

(b) c/o Corporation Service Company                Dauphin

Name of Commercial Registered Office Provider           County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the count in which the limited liability company is located for venue and official publication purposes.

           The surviving limited liability company is a qualified foreign linked liability company formed under the laws of              and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

Number and Street City State Zip County

(b) c/o:

Name of Commercial Registered Office Provider County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the count in which the limited liability company is located for venue and official publication purposes.

           The surviving limited liability company is a nonqualified foreign limited liability company formed under the laws of              and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street City State Zip

3. The name and the address of its current registered office in this Commonwealth or name of its Commercial registered office provider and the county of venue of each other domestic corporation and qualified foreign limited liability company which is a party to the plan of merger or consolidation are as follows:

Name of Domestic Corporation		Address of Registered Office or Name of Commercial
Registered Office Provider	County
Superior Greentree Landfill, Inc.		Corporation Service Company	Dauphin

4. (Check, and if appropriate complete, one of the following):

           The plan of merger or consolidation shall be effective upon filing this Certificate of Merger or Consolidation in the Department of State.

    x     The plan of merger or consolidation shall be effective on: December 31, 2000 at 12:01 a.m.

Date    Hour

5. The manner in which the plan of merger or consolidation was adopted by each domestic entity is as follows:

Name of Entity	Manner of Adoption
Superior Greentree Landfill, LLC	Written Consent of Sole Member
Superior Greentree Landfill, Inc.	Unanimous Written Consent of Directors
Written Consent of Sole Shareholder

6. (Strike out this paragraph if no foreign limited liability company is a party to the merger or consolidation): The plan we authorized, adopted or approved, as the case may be, by the foreign limited liability company (or each of the foreign limited liability companies) party to the plan in accordance with the laws of the jurisdiction in which it is organized.

7. (Check, and if appropriate complete, one of the following):

           The plan of merger or consolidation is set forth in full in Exhibit A attached hereto and made a part hereof.

    x     Pursuant to 15 Pa.C.S. § 8958(b) (relating to omission of certain provisions of plan of merger or consolidation) the provisions, if any, of the plan of merger or consolidation that amend or constitute the operative Certificate of Organization of the surviving limited liability company as in effect subsequent to the effective date of the plan are set forth in full Exhibit A attached hereto and made a part hereof. The full text of the plan of merger or consolidation is on file at the principal place of business of the surviving limited liability company, the address of which is:

One Honey Creek Corporate Center

125 South 84th Street, Suite 200        Milwaukee        WI        53214

Number and Street    City    State       Zip

IN TESTIMONY WHEREOF, each undersigned limited liability company has caused this Certificate of Merger or Consolidation to be signed by a duly authorized member or manager thereof this 22nd day of December, 2000.

SUPERIOR GREENTREE LANDFILL, LLC
(Name of Limited Liability Company)

By:	Superior Services, Inc.
Sole Member

By:
Name:	Karen K. Duke	Title:	Assistant Secretary

SUPERIOR GREENTREE LANDFILL, INC.
(Name of Domestic Corporation)

By:
Name:	Karen K. Duke	(Signature)

TITLE:	Secretary

Microfilm Number 200124-838	Filed with the Department of State on MAR 26 2001

Entity Number 2980061

Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

____	Domestic Business Corporation (15 Pa.C.S. § 1507)	____	Foreign Nonprofit Corporation (15 Pa.C.S. § 6144)

____	Foreign Business Corporation (15 Pa.C.S. § 4144)	____	Domestic Limited Partnership (15 Pa.C.S. § 8506)

____	Domestic Nonprofit Corporation (15 Pa.C.S. § 5507)	x	Domestic Limited Liability Company (15 Pa.C.S. §8906)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the limited liability company is: Superior Greentree Landfill, LLC

2. The (a) address of this limited liability company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 319 Market Street; Harrisburg, PA 17101; Dauphin County

Number and Street        City        State        Zip        County

(b) c/o: Corporation Service Company; Dauphin County

Name of Commercial Registered Office Provider         County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

(a) The address to which the registered office of the limited liability company in this Commonwealth is to be changed is:

1635 Market Street; Philadelphia, PA 19103; Philadelphia County

Number and Street        City        State        Zip        County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	CT Corporation System; Philadelphia County
Name of Commercial Registered Office Provider County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Sole Member of the limited liability company.

IN TESTIMONY WHEREOF, the undersigned limited liability company has caused this statement to be signed by a duly authorized officer thereof this 16th day of March, 2001.

Superior Greentree Landfill, LLC
(Name of Corporation/Limited Partnership)

By:
Name:	Karen K. Duke	(Signature)

TITLE:	Secretary

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic

(15 Pa.C.S.)

Entity Number

2980061

           Limited Partnership (§ 8512)

    x     Limited Liability Company (§ 8951)

Name

Onyx Waste Services, Inc. c/o Melissa Wild

Address

125 South 84th Street, Suite 200

City    State        Zip Code

Milwaukee         WI         53214

Document will be returned to the name and address you enter to the left.

Fee: $52	Filed in the Department of State on

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is: Superior Greentree Landfill, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: December 27, 2000

3. Check, and if appropriate complete, one of the following:

    x     The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The name of the limited liability company shall be Onyx Greentree Landfill, LLC

           The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. Check, and if appropriate complete, one of the following:

           The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

    x     The amendment shall be effective on: 12/31/02 at                     .

Date    Hour

5. Check if the amendment restates the Certificate of Limited Partnership/Organization:

           The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 15th day of November, 2002.

Superior Greentree Landfill, LLC
Name of Limited Partnership/Limited Liability Company

Signature

Jane A. Fowler
Secretary
Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic

(15 Pa.C.S.)

           Limited Partnership (§ 8512)

    x     Limited Liability Company (§ 8951)

Name

Address
CT CORP-COUNTER
City	State	Zip Code

Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:

Onyx Greentree Landfill, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: December 27, 2000

3. Check, and if appropriate complete, one of the following:

    x     The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The name of the limited liability company shall he Veolia ES Greentree Landfill, LLC

           The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. Check, and if appropriate complete, one of the following:

           The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

    x     The amendment shall be effective on 7-1-06 at                     .

Date    Hour

5. Check if the amendment restates the Certificate of Limited Partnership/Organization:

           The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 5th day of June, 2006.

Onyx Greentree Landfill, LLC
Name of Limited Partnership/Limited Liability Company

Signature

Paul R. Jenks, President
Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic

(15 Pa.C.S.)

           Limited Partnership (§ 8512)

    x     Limited Liability Company (§ 8951)

Name

Address
CT-COUNTER
City State Zip Code
8620589 SOPA 18

Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:

Veolia ES Greentree Landfill, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: December 27, 2000

3. Check, and if appropriate complete, one of the following:

    x     The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The name of the limited liability company is Advanced Disposal Services Greentree Landfill, LLC

           The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. Check, and if appropriate complete, one of the following:

    x     The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

           The amendment shall be effective on:                     at                     .

Date    Hour

5. Check if the amendment restates the Certificate of Limited Partnership/Organization:

           The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 29th day of November, 2012.

Veolla ES Greentree Landfill, LLC
Name of Limited Partnership/Limited Liability Company

Signature

Assistant Secretary
Title